UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 14, 2003

FIRSTSERVICE CORPORATION
(Exact name of Registrant as specified in its charter)

Commission file number 0-24762

Ontario, Canada (Jurisdiction of incorporation)	Not Applicable (I.R.S. employer identification no.)
1140 Bay Street, Suite 4000 Toronto, Ontario, Canada (Address of Principal Executive Offices)	M5S 2B4 (Postal code)

Registrant's telephone number, including area code: 416-960-9500

Not Applicable
(Former Name or Former Address, if changed since last report)

ITEM 12.    QUARTERLY RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

        The following information is being furnished under Item 12 of Form 8-K: On May 14, 2003, FirstService Corporation issued a press release, a copy of which is attached hereto as Exhibit 99.1 and incorporated herein by reference.

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRSTSERVICE CORPORATION
May 14, 2003	/s/ JOHN B. FRIEDRICHSEN John B. Friedrichsen Senior Vice President and Chief Financial Officer